1 1Q23 FINANCIAL SUPPLEMENTAL PACKAGE ………………………………. Harbor Point in Baltimore, MD

2 This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated May 9, 2023, which has been furnished as Exhibit 99.1 to our Form 8-K furnished on May 9, 2023. The Company makes statements in this Supplemental Financial Package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and, as such, may involve known and unknown risks and uncertainties, and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statement. These forward-looking statements may include comments relating to the current and future performance of the Company’s operating property portfolio, the Company’s development pipeline, the Company’s Mezzanine program, the Company’s construction and development business, including backlog and timing of deliveries and estimated costs, financing activities, as well as acquisitions, dispositions, and the Company’s financial outlook, guidance, and expectations. For a description of factors that may cause the Company’s actual results or performance to differ from its forward-looking statements, please review the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and the other documents filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time. The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the SEC from time to time. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company’s expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law. FORWARD-LOOKING STATEMENTS

3 BOARD OF DIRECTORS Daniel A. Hoffler, Executive Chairman of the Board Louis S. Haddad, Vice Chairman of the Board Eva S. Hardy, Lead Independent Director George F. Allen, Independent Director James A. Carroll, Independent Director James C. Cherry, Independent Director Dennis H. Gartman, Independent Director A. Russell Kirk, Director John W. Snow, Independent Director CORPORATE OFFICERS Louis S. Haddad, President and Chief Executive Officer Shawn J. Tibbetts, Chief Operating Officer Matthew T. Barnes-Smith, Chief Financial Officer Eric E. Apperson, President of Construction Shelly R. Hampton, President of Asset Management Jefferies Peter Abramowitz (212) 336-7241 pabramowitz@jefferies.com Bank of America Merrill Lynch Camille Bonnel (416) 369-2140 camille.bonnel@bofa.com Janney, Montgomery, & Scott LLC Robert Stevenson (646) 840-3217 robertstevenson@janney.com Raymond James & Associates Bill Crow (727) 567-2594 bill.crow@raymondjames.com ANALYST COVERAGE Armada Hoffler (NYSE: AHH) is a vertically-integrated, self-managed real estate investment trust with over four decades of experience developing, building, acquiring, and managing high-quality office, retail, and multifamily properties located primarily in the Mid-Atlantic and Southeastern United States. The Company also provides general construction and development services to third- party clients, in addition to developing and building properties to be placed in their stabilized portfolio. Founded in 1979 by Daniel A. Hoffler, Armada Hoffler has elected to be taxed as a REIT for U.S. federal income tax purposes. For more information visit ArmadaHoffler.com. CORPORATE PROFILE Robert W. Baird & Co. Wesley Golladay (216) 737-7510 wgolladay@rwbaird.com Stifel Stephen Manaker (212) 271-3716 manakers@stifel.com CREDIT RATING Rating: BBB Agency: DBRS Morningstar

4 HIGHLIGHTS • Net income attributable to common stockholders and OP Unit holders of $2.4 million, or $0.03 per diluted share, compared to $9.3 million, or $0.11 per diluted share, for the three months ended March 31, 2022. • Funds from operations attributable to common stockholders and OP Unit holders ("FFO") of $20.6 million, or $0.23 per diluted share, compared to $27.6 million, or $0.31 per diluted share, for the three months ended March 31, 2022. • Normalized funds from operations attributable to common stockholders and OP Unit holders ("Normalized FFO") of $26.5 million, or $0.30 per diluted share, compared to $24.5 million, or $0.28 per diluted share, for the three months ended March 31, 2022. • Maintained 2023 full-year Normalized FFO guidance of $1.23 to $1.27 per diluted share at the Company’s previous guidance range. • Maintained 97% portfolio occupancy as of March 31, 2023. Office occupancy remained at 97%, retail occupancy remained at 98%, and multifamily occupancy remained at 96%. • Positive renewal spreads during the first quarter in both the office and retail segments: • Lease rates on first quarter office lease renewals increased 10.9% on a GAAP basis and 1.7% on a cash basis. • Lease rates on first quarter retail lease renewals increased 10.1% on a GAAP basis and 6.8% on a cash basis. • Same Store net operating income ("NOI") increased 4.3% on a GAAP basis and 5.3% on a cash basis compared to the quarter ended March 31, 2022: • Office Same Store NOI increased 2.1% on a GAAP basis and 0.8% on a cash basis. • Retail Same Store NOI increased 4.9% on a GAAP basis and 7.3% on a cash basis. • Multifamily Same Store NOI increased 5.1% on a GAAP and 5.4% on a cash basis. • Announced the $215 million acquisition of the Interlock in West Midtown Atlanta, which the Company anticipates completing in the second quarter, subject to customary closing conditions. The Company anticipates financing the transaction with $100 million of new fixed-rated financing in addition to the conversion of its existing mezzanine loan into equity and the issuance of OP Units to the sponsor developer. • Announced that the Board of Directors declared a cash dividend of $0.195 per common share, representing a 3% increase over the prior quarter's dividend.

5 2023 OUTLOOK & ASSUMPTIONS OUTLOOK(1) LOW HIGH PORTFOLIO NOI $159.8M $160.8M CONSTRUCTION SEGMENT PROFIT $11.8M $12.8M G&A EXPENSES $17.3M $18.0M INTEREST INCOME $11.9M $12.5M INTEREST EXPENSE(2) $45.5M $46.1M NORMALIZED FFO PER DILUTED SHARE $1.23 $1.27 GUIDANCE ASSUMPTIONS (1) See appendix for definitions. Ranges exclude certain items as per definition. (2) Includes the interest expense on finance leases. • Acquisition of the Interlock for $215M in May of 2023 • Two real estate financing transactions occurring in the second and fourth quarters

SUMMARY INFORMATION

$ IN THOUSANDS, EXCEPT PER SHARE

ARMADA HOFFLER

	Three Months Ended			
OPERATIONAL METRICS	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Net Income Attributable to Common Stockholders and OP Unitholders	$2,376	$11,517	$33,899	$27,752
Net Income per Diluted Share Attributable to Common Stockholders and OP Unitholders	$0.03	$0.13	$0.38	$0.31
Normalized FFO Attributable to Common Stockholders and OP Unitholders	26,498	30,633	25,789	26,203
Normalized FFO per Diluted Share Attributable to Common Stockholders and OP Unitholders	$0.30	$0.35	$0.29	$0.30
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDA	5.4x	5.3x	4.9x	5.5x
Fixed charge coverage ratio	2.3x	2.6x	2.4x	2.5x
CAPITALIZATION				
Common Shares Outstanding	67,939	67,730	67,730	67,730
Operating Partnership Units Outstanding	20,611	20,611	20,611	20,621
Common Shares and Operating Partnership Units Outstanding	88,550	88,341	88,341	88,351
Market Price per Common Share as of Last Day of Quarter	$11.81	$11.49	$10.38	$12.84
Common Equity Capitalization	1,045,776	1,015,038	916,979	1,134,427
Preferred Equity Capitalization	171,085	171,085	171,085	171,085
Total Equity Capitalization	1,216,861	1,186,123	1,088,064	1,305,512
Total Debt[1]	1,117,424	1,073,132	1,042,955	1,165,108
Total Capitalization	$2,334,285	$2,259,255	$2,131,019	$2,470,620
STABILIZED PORTFOLIO OCCUPANCY[2]				
Retail	98.4%	97.9%	98.0%	97.1%
Office	96.8%	96.7%	96.8%	97.9%
Multifamily	95.7%	96.1%	96.4%	97.2%
Weighted Average[3]	97.1%	97.0%	97.1%	97.3%
STABILIZED PORTFOLIO				
Commercial				
Retail Portfolio				
Net Operating Income	$16,667	$16,474	$15,597	$15,940
Number of Properties	38	38	37	37
Net Rentable Square Feet	3,915,809	3,916,001	3,791,820	3,798,868
Office Portfolio				
Net Operating Income	$12,376	$12,888	$11,757	$11,679
Number of Properties	9	9	9	8
Net Rentable Square Feet	2,111,924	2,111,923	2,120,341	1,792,350
Multifamily				
Multifamily Portfolio				
Net Operating Income	$8,167	$8,327	$8,188	$9,083
Number of Properties	10	10	10	10
Units	2,254	2,254	2,254	2,447

(1) *Excludes GAAP adjustments.*
(2) *See appendix for definitions.*
(3) *Total occupancy weighted by annualized base rent.*

6

7 SUMMARY INCOME STATEMENT $ IN THOUSANDS, EXCEPT PER SHARE Three Months Ended 3/31/2023 3/31/2022 Revenues (Unaudited) Rental Revenues $56,218 $54,635 General Contracting and Real Estate Services Revenues 84,238 24,650 Interest Income 3,719 3,568 Total Revenues 144,175 82,853 Expenses Rental Expenses 12,960 12,669 Real Estate Taxes 5,412 5,404 General Contracting and Real Estate Services Expenses 81,170 23,821 Depreciation and Amortization 18,468 18,557 Amortization of Right-of-Use Assets - Finance Leases 277 278 General & Administrative Expenses 5,448 4,708 Acquisition, Development & Other Pursuit Costs - 11 Impairment Charges 102 47 Total Expenses 123,837 65,495 Operating Income 20,338 17,358 Interest Expense (12,302) (9,031) Loss on Extinguishment of Debt - (158) Change in Fair Value of Derivatives and Other (2,447) 4,182 Unrealized Credit Loss Provision (77) (605) Other Income (Expense), Net 93 229 Income Before Taxes 5,605 11,975 Income Tax (Provision) Benefit (188) 301 Net Income $5,417 $12,276 Net Income Attributable to Noncontrolling Interest in Investment Entities (154) (100) Preferred Stock Dividends (2,887) (2,887) Net Income Attributable to AHH and OP Unitholders $2,376 $9,289 Net Income per Diluted Share and Unit Attributable to AHH and OP Unitholders $0.03 $0.11 Weighted Average Shares & OP Units - Diluted 88,398 87,749

8 SUMMARY BALANCE SHEET $ IN THOUSANDS 3/31/2023 12/31/2022 Assets (Unaudited) Real Estate Investments: Income Producing Property $1,894,941 $1,884,214 Held for Development 6,294 6,294 Construction in Progress 61,513 53,067 Accumulated Depreciation (344,081) (329,963) Net Real Estate Investments 1,618,667 1,613,612 Cash and Cash Equivalents 33,817 48,139 Restricted Cash 2,619 3,726 Accounts Receivable, Net 38,195 39,186 Notes Receivable, Net 133,082 136,039 Construction Receivables, Including Retentions, Net 66,435 70,822 Construction Contract Costs and Estimated Earnings in Excess of Billings 1,206 342 Equity Method Investments 93,080 71,983 Operating Lease Right-of-Use Assets 23,284 23,350 Finance Lease Right-of-Use Assets 45,600 45,878 Acquired Lease Intangible Assets 100,006 103,870 Other Assets 76,024 85,363 Total Assets $2,232,015 $2,242,310 Liabilities and Equity Indebtedness, Net $1,113,255 $1,068,261 Accounts Payable and Accrued Liabilities 19,051 26,839 Construction Payables, Including Retentions 77,115 93,472 Billings in Excess of Construction Contract Costs and Est. Earnings 16,736 17,515 Operating Lease Liabilities 31,645 31,677 Finance Lease Liabilities 46,536 46,477 Other Liabilities 53,815 54,055 Total Liabilities 1,358,153 1,338,296 Total Equity 873,862 904,014 Total Liabilities and Equity $2,232,015 $2,242,310 As Of

FFO, NORMALIZED FFO & AFFO[1]

$ IN THOUSANDS, EXCEPT PER SHARE

ARMADA HOFFLER

	Three Months Ended (Unaudited)			
	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Funds From Operations				
Net Income Attributable to AHH and OP Unitholders	$2,376	$11,517	$33,899	$27,752
Net Income per Diluted Share	$0.03	$0.13	$0.38	$0.31
Depreciation and Amortization[2]	18,245	17,887	17,290	18,509
Loss (Gain) on Dispositions of Operating Real Estate[3]	-	11	(28,502)	(19,493)
Impairment of Real Estate Assets	-	-	-	201
FFO	$20,621	$29,415	$22,687	$26,969
FFO per Diluted Share	$0.23	$0.33	$0.26	$0.31
Normalized FFO				
Acquisition, Development & Other Pursuit Costs	-	-	-	26
Loss on Extinguishment of Debt	-	475	2,123	618
Non-Cash GAAP Adjustments	456	128	236	657
Decrease (Increase) in Fair Value of Derivatives	3,807	(1,186)	(782)	(2,548)
Amortization of Interest Rate Cap Premium on Designated Cash Flow Hedges	1,614	1,801	1,525	481
Normalized FFO	$26,498	$30,633	$25,789	$26,203
Normalized FFO per Diluted Share	$0.30	$0.35	$0.29	$0.30
Adjusted FFO				
Non-Cash Stock Compensation	1,846	562	614	506
Acquisition, Development & Other Pursuit Costs	-	-	-	(26)
Tenant Improvements, Leasing Commissions, Lease Incentives[4]	(3,460)	(1,875)	(639)	(1,242)
Property-Related Capital Expenditures	(3,724)	(3,441)	(2,417)	(2,296)
Adjustment for Real Estate Financing Modification and Exit Fees	(209)	(209)	(209)	(209)
Non-Cash Interest Expense[5]	1,292	1,312	1,336	1,395
Cash Ground Rent Payment - Finance Lease	(668)	(653)	(635)	(635)
GAAP Adjustments	(1,459)	(1,718)	(1,762)	(1,622)
AFFO	$20,116	$24,611	$22,077	$22,074
AFFO per Diluted Share	$0.23	$0.28	$0.25	$0.25
Weighted Average Common Shares Outstanding	67,787	67,730	67,730	67,710
Weighted Average Operating Partnership Units Outstanding	20,611	20,611	20,611	20,621
Total Weighted Average Common Shares and OP Units Outstanding	88,398	88,341	88,341	88,331

(1) *See definitions in appendix.*
(2) *Adjusted for the depreciation attributable to noncontrolling interests in consolidated investments.*
(3) *Excludes gain/loss attributable to noncontrolling interests in consolidated investments and the disposition of non-operating parcels.*
(4) *Excludes development, redevelopment, and first-generation space.*
(5) *Includes non-cash interest expense relating to indebtedness and interest expense on finance leases.*

9

NET ASSET VALUE COMPONENT DATA

$ AND SHARES/UNITS IN THOUSANDS

ARMADA HOFFLER

Stabilized Portfolio NOI (Cash)

	Three months ended 3/31/2023			
	Office(3)	Retail	Multifamily	Total
Stable Portfolio				
Portfolio NOI(1)(2)	$12,048	$16,181	$8,788	$37,017
Non-Stabilized Properties NOI	-	-	(636)	(636)
Signed Leases Not Yet Occupied or in Free Rent Period	922	380	54	1,356
Stable Portfolio NOI	$12,970	$16,561	$8,206	$37,737
Intra-Quarter Transactions				
Net Acquisitions	-	-	-	-
Net Dispositions	-	-	-	-
Annualized	$51,880	$66,244	$32,823	$150,947

Non-Stabilized Portfolio

	As of 3/31/2023
Projects Under Development	$49,600
Properties in Lease Up	54,900
Development Opportunities	17,000
Unconsolidated JV Development	94,500
Total Non-Stabilized Portfolio	$216,000

Third-Party General Contracting and Real Estate Services

	Trailing 12 Months
General Contracting Gross Profit	$9,940

Non-Property Assets(4)

	As of 3/31/2023
Cash and Restricted Cash	$36,436
Accounts Receivable, Net	38,195
Notes Receivable and Other Notes Receivable(5)	17,773
Real Estate Financing Investments(5)	116,418
Construction Receivables, Including Retentions(5)	66,618
Acquired Lease Intangible Assets	100,006
Other Assets / Costs in Excess of Earnings	77,230
Total Non-Property Assets	$452,676

Liabilities(4)

	As of 3/31/2023
Mortgages and Notes Payable(5)	$1,117,424
Accounts Payable and Accrued Liabilities	19,051
Construction Payables, Including Retentions	77,115
Other Liabilities(5)	69,790
Total Liabilities	$1,283,380

Preferred Equity

	Liquidation Value
Series A Cumulative Redeemable Perpetual Preferred Stock	$171,085

Common Equity

	As of 3/31/2023
Total Common Shares Outstanding	67,939
Total OP Units Outstanding	20,611
Total Common Shares & OP Units Outstanding	88,550

(1) *Excludes expenses associated with the Company's in-house asset management division of $0.8M for the 3 months ended 3/31/2023.*
(2) *Includes 100% of joint ventures.*
(3) *Includes leases for spaces occupied by the Company which are eliminated for GAAP purposes.*
(4) *Excludes lease right-of-use assets and lease liabilities.*
(5) *Excludes GAAP adjustments.*

10

11 DEBT TO ADJUSTED EBITDA $ IN THOUSANDS SEE APPENDIX FOR DEFINITIONS, CALCULATIONS, AND RECONCILIATIONS (1) Includes income and debt related to development, mezzanine, construction, and other ancillary activities outside of our stabilized portfolio. (2) Total notes payable less GAAP adjustments, cash, restricted cash, and other notes payable. 7.7 x 6.6 x 5.4 x 0.0 x 1.0 x 2.0 x 3.0 x 4.0 x 5.0 x 6.0 x 7.0 x 8.0 x Net Debt + Preferred/ Total Adjusted EBITDA Plus Ancillary Debt/ Total Adjusted EBITDA⁽¹⁾ Stabilized Portfolio Debt/ Stabilized Portfolio Adjusted EBITDA Three Months Ended 3/31/2023 Stabilized Portfolio Adjusted EBITDA $36,784 Stabilized Portfolio Debt $801,388 Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDA 5.4x Total Adjusted EBITDA(1) $40,745 Net Debt(2) $1,080,988 Net Debt Plus Ancillary Debt/Total Adjusted EBITDA 6.6x Net Debt + Preferred $1,252,073 Net Debt + Preferred /Total Adjusted EBITDA 7.7x

DEBT MANAGEMENT

$ IN THOUSANDS

ARMADA HOFFLER

Total Debt Composition [1]

	% of Debt	Weighted Average Interest Rate	Weighted Average Maturity
Variable vs. Fixed-Rate Debt			
Variable-Rate Debt [2][3]	42.7%	4.3%	3.4 Yrs
Fixed-Rate Debt [4][5]	57.3%	3.7%	5.2 Yrs
Secured vs. Unsecured Debt			
Unsecured Debt	45.2%	3.6%	2.7 Yrs
Secured Debt	54.8%	4.2%	5.9 Yrs
Portfolio Weighted Average		3.9% [3]	4.4 Yrs

Interest Rate Cap Agreements

Effective Date	Maturity Date	Strike Rate	Notional Amount
March 2021	April 2023	LIBOR 2.50%	$14,479
November 2020	November 2023	SOFR 1.84%	84,375
July 2022	January 2024	SOFR 1.00%-3.00% [6]	85,100
January 2022	February 2024	BSBY + 4.00%	175,000
April 2022	February 2024	BSBY 1.00%-3.00% [6]	175,000
July 2022	March 2024	SOFR 1.00%-3.00% [6]	200,000
September 2022	September 2024	SOFR 1.00%-3.00% [6]	32,822
Total Interest Rate Caps			$766,776
Fixed-Rate Debt [4][5]			$639,885
Fixed-Rate and Hedged Debt			$1,406,661
Total Debt [5]			$1,117,424
% Fixed or Hedged			100%

(1) *Includes impact of non-designated interest rate caps.*
(2) *Excludes debt subject to interest rate swap locks.*
(3) *Represents the weighted average interest rate of the portfolio, inclusive of interest rate derivatives.*
(4) *Includes debt subject to interest rate swap locks.*
(5) *Excludes GAAP adjustments.*
(6) *Represents a hedging corridor.*

12

OUTSTANDING DEBT

$ IN THOUSANDS

ARMADA HOFFLER

Debt	Stated Rate	Effective Rate of as 3/31/2023[1]	Maturity Date	2023	2024	2025	2026	2027	Thereafter	Outstanding as of 3/31/2023
				Debt Maturities & Principal Payments						
Secured Debt - Stabilized										
Red Mill Central	4.80%	4.80%	Jun-2024	$131	$1,838					$1,969
Premier Apartments	L+1.55%	6.41% [2]	Oct-2024	175	16,035					16,210
Premier Retail	L+1.55%	6.41% [2]	Oct-2024	86	7,898					7,984
Red Mill South	3.57%	3.57%	May-2025	255	351	4,502				5,108
Market at Mill Creek	L+1.55%	6.41% [2]	Jul-2025	486	647	11,200				12,333
Gainesville Apartments	SOFR+1.50%	6.30% [3]	Dec-2025	-	-	30,000				30,000
Encore Apartments	2.93%	2.93%	Feb-2026	418	573	590	22,261			23,842
4525 Main Street	2.93%	2.93%	Feb-2026	539	735	757	28,579			30,610
Thames Street Wharf	BSBY+1.30%	2.35% [2][4]	Sep-2026	1,075	1,972	3,050	62,872			68,969
Constellation Energy Building	BSBY+1.50%	4.42% [2][3][5]	Nov-2026	-	-	-	175,000			175,000
Southgate Square	L+1.90%	6.76% [2][3]	Dec-2026	648	864	864	23,603			25,979
Nexton Square	SOFR+1.95%	6.75% [3]	Jun-2027	459	613	613	613	19,743		22,041
Liberty Apartments	SOFR+1.50%	6.30%	Sep-2027	272	345	364	382	19,495		20,858
Greenbrier Square	3.74%	3.74%	Oct-2027	279	385	399	415	18,370		19,848
Lexington Square	4.50%	4.50%	Sep-2028	221	306	320	335	351	12,287	13,820
Red Mill North	4.73%	4.73%	Dec-2028	87	121	127	133	140	3,442	4,050
Greenside Apartments	3.17%	3.17%	Dec-2029	568	780	808	834	861	27,820	31,671
Smith's Landing	4.05%	4.05%	Jun-2035	717	994	1,037	1,081	1,126	10,341	15,296
Edison Apartments	5.30%	5.30%	Dec-2044	290	405	427	450	474	13,423	15,469
The Cosmopolitan	3.35%	3.35%	Jul-2051	660	906	937	968	1,001	36,555	41,027
Total - Secured Stabilized Debt				7,366	35,768	55,995	317,526	61,561	103,868	582,084
Secured Debt - Development Pipeline										
Chronicle Mill	L+3.00%	5.86% [2][3][5]	May-2024	-	$30,340					$30,340
Southern Post	SOFR+2.25%	5.05% [3][5]	Aug-2026	-	-	-	-	-		-
Total - Development Pipeline				-	30,340	-	-	-	-	30,340
Total Secured Debt				7,366	66,108	55,995	317,526	61,561	103,868	612,424
Unsecured Debt										
Senior Unsecured Revolving Credit Facility	SOFR+1.30%-1.85%	6.20%	Jan-2027	-	-	-	-	105,000		105,000
M&T Senior Unsecured Term Loan	SOFR+1.25%-1.80%	4.80% [4]	Mar-2027	-	-	-	-	100,000		100,000
Senior Unsecured Term Loan	SOFR+1.25%-1.80%	6.10%	Jan-2028	-	-	-	-	-	31,794	31,794
Senior Unsecured Term Loan	SOFR+1.25%-1.80%	1.74%-4.73% [4]	Jan-2028	-	-	-	-	-	268,206	268,206
Total Unsecured Debt				-	-	-	-	205,000	300,000	505,000
Outstanding Debt Excluding GAAP Adjustments				$7,366	$66,108	$55,995	$317,526	$266,561	$403,868	$1,117,424
Other Notes Payable										6,130
GAAP Adjustments										(10,299)
Indebtedness, Net										$1,113,255

(1) Excludes non-designated interest rate caps.
(2) Converted to a SOFR note subsequent to quarter-end.
(3) Subject to a rate floor.
(4) Includes debt subject to interest rate swap locks.
(5) Includes debt subject to designated interest rate caps.

13

CAPITALIZATION & FINANCIAL RATIOS

ARMADA HOFFLER

$ IN THOUSANDS, EXCEPT PER SHARE
AS OF MARCH 31, 2023

Debt	% of Total	Principal Balance
Unsecured Credit Facility	9%	$105,000
Unsecured Term Loans	36%	400,000
Mortgages Payable	55%	612,424
Total Debt		$1,117,424

Preferred Equity	Shares	Liquidation Value per Share	Total Liquidation Value
6.75% Series A Cumulative Redeemable Perpetual Preferred Stock (NYSE: AHHPrA)	6,843	$25.00	$171,085

Common Equity	% of Total	Shares/Units	Stock Price[1]	Market Value
Common Stock (NYSE: AHH)	77%	67,939	$11.81	$802,360
Operating Partnership Units	23%	20,611	$11.81	243,416
Equity Market Capitalization		88,550		$1,045,776
Total Capitalization				$2,334,285
Enterprise Value				$2,297,849



Common Equity 45%
Preferred Equity 7%
Debt 48%

Financial Ratios	
Debt Service Coverage Ratio[2]	2.8x
Fixed Charge Coverage Ratio[3]	2.3x
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDA	5.4x
Net Debt Plus Ancillary Debt / Total Adjusted EBITDA	6.6x
Net Debt Plus Preferred / Total Adjusted EBITDA	7.7x
Debt/Total Capitalization	48%

Liquidity[4]	
Cash on hand	$33,817
Availability Under Credit Facility	145,000
Total Liquidity	$178,817

Unencumbered Properties	
% of Total Properties	61%
% of Annualized Base Rent	41%

(1) As of close of market on 3/31/23.
(2) Reflects quarterly Total Adjusted EBITDA divided by total quarterly interest expense and required principal repayment.
(3) Reflects quarterly Total Adjusted EBITDA divided by total quarterly interest expense, required principal repayment, and preferred equity dividends.
(4) Excludes availability under construction loans.

14

15 STABILIZED PORTFOLIO SUMMARY AS OF MARCH 31, 2023 SEE APPENDIX FOR FULL LIST OF PROPERTIES (1) See appendix for definitions and portfolio detail. COMMERCIAL PORTFOLIO Retail Properties # of Properties Net Rentable SF Average Age Occupancy(1) ABR(1) ABR per Occupied SF Town Center of Virginia Beach 10 618,306 15 98.3% $13,792,046 $22.69 Grocery Anchored 15 1,400,564 12 98.6% 22,830,397 16.53 Retail Centers 13 1,896,939 17 98.2% 34,918,805 18.74 Stabilized Retail Total 38 3,915,809 15 98.4% $71,541,248 $18.57 Office Properties # of Properties Net Rentable SF Average Age Occupancy(1) ABR(1) ABR per Occupied SF Town Center of Virginia Beach 4 788,530 20 99.2% $22,842,420 $29.20 Harbor Point - Baltimore Waterfront 3 1,073,734 7 95.9% 32,033,415 31.12 Other 2 249,660 3 93.5% 6,431,587 27.54 Stabilized Office Total 9 2,111,924 12 96.8% $61,307,422 $29.98 MULTIFAMILY PORTFOLIO Multifamily Properties # of Properties Units Average Age Occupancy(1) AQR (1) Monthly AQR per Occupied Unit Town Center of Virginia Beach 3 759 9 95.7% $17,074,560 $1,959 Harbor Point - Baltimore Waterfront 2 392 5 95.4% 11,444,172 2,550 Other 5 1,103 7 95.7% 21,745,368 1,716 Stabilized Multifamily Total 10 2,254 7 95.7% $50,264,100 $1,943

16 SAME STORE NOI BY SEGMENT $ IN THOUSANDS (RECONCILIATION TO GAAP LOCATED IN APPENDIX) (1) Excludes expenses associated with the Company’s in-house asset management division of $0.8M and $0.7M for the 3 months ended 3/31/2023 & 3/31/2022, respectively. Three Months Ended 3/31/2023 3/31/2022 $ Change % Change Office Revenue $10,750 $10,175 $575 5.7% Rental Expenses(1) 2,599 2,248 351 15.6% Real Estate Taxes 1,398 1,314 84 6.4% Net Operating Income $6,753 $6,613 $140 2.1% GAAP Adjustments (88) (2) (86) Net Operating Income, Cash $6,665 $6,611 $54 0.8% Retail Revenue $21,760 $21,131 $629 3.0% Rental Expenses(1) 3,118 3,210 (92) -2.9% Real Estate Taxes 2,179 2,231 (52) -2.3% Net Operating Income $16,463 $15,690 $773 4.9% GAAP Adjustments (749) (1,041) 292 Net Operating Income, Cash $15,714 $14,649 $1,065 7.3% Multifamily Revenue $11,281 $10,721 $560 5.2% Rental Expenses(1) 3,208 3,017 191 6.3% Real Estate Taxes 1,036 1,006 30 3.0% Net Operating Income $7,037 $6,698 $339 5.1% GAAP Adjustments (208) (217) 9 Net Operating Income, Cash $6,829 $6,481 $348 5.4% Same Store NOI $30,253 $29,001 $1,252 4.3% GAAP Adjustments (1,045) (1,260) 215 $29,208 $27,741 $1,467 5.3%Same Store Portfolio NOI, Cash Basis

ACTIVE DEVELOPMENT PROJECTS

$ IN THOUSANDS

Projects	Property Type	Estimated Size[1]	% Leased or LOI	Schedule[1]: Construction Start	Schedule[1]: Initial Occupancy	Schedule[1]: Stabilized Operation[2]	Estimated Cost[1]	Loan Commitment	Cost to Date	AHH Ownership %	Anchor Tenants
Chronicle Mill Belmont, NC	Multifamily	238 units / 14,900 sf	98%	1Q21	4Q22	2Q23	$60,000	$35,100	$54,900	85% [3]	
Southern Post Roswell, GA	Mixed-use	137 units / 137,000 sf	61%	4Q21	1Q24	4Q24	119,000	73,600 [4]	49,600	100%	
				Total Projects Under Development			$179,000	$108,700	$104,500		

Equity Method Investments

Projects	Property Type	Estimated Size[1]	% Leased or LOI	Construction Start	Initial Occupancy	Stabilized Operation[2]	Estimated Cost[1]	Equity Requirement	Funded to Date	AHH Ownership %	Anchor Tenants
T. Rowe Price Global HQ Baltimore, MD	Office	553,000 sf office / 20,200 sf retail / 250 parking spaces	93%	2Q22	3Q24	3Q24	$264,000	$44,600	$41,100	50%	T. Rowe Price
Parcel 4 Mixed-Use Baltimore, MD	Mixed-Use	312 units / 12,100 sf retail / 1,252 parking spaces	-	2Q22	3Q24	2Q26	225,000	101,500	53,400	90% [5]	
				Total Unconsolidated JV Development			$489,000	$146,100	$94,500		

	Q1 2023
Capitalized Interest	$1,047



Southern Post
Roswell, GA



Parcel 4 (Allied | Harbor Point)
Baltimore, MD

(1) Represents estimates that may change as the development and redevelopment process proceeds.
(2) First fully-stabilized quarter. See same store definition in appendix.
(3) Majority interest in joint venture with preferred return.
(4) Includes $5.7M earnout under certain conditions.
(5) The Company currently owns 78% and holds an option to increase ownership interest to 90%.

17

18 REAL ESTATE FINANCING $ IN THOUSANDS AS OF MARCH 31, 2023 (1) Represents estimates that may change as the development process proceeds. (2) Excludes accrued exit fees. (3) Includes amortization of fees. (4) Pending acquisition subsequent to quarter end. (5) Preferred equity with economic terms and accounting consistent with a loan receivable. (6) The interest rate varies over the life of the loan and earns an unused commitment fee of 10%. Solis City Park Charlotte, NC The Interlock Atlanta, GA Solis Gainesville II Gainesville, GA The Interlock Atlanta, GA Property Type Estimated Size(1) % Leased or LOI Initial Occupancy Loan Maturity Interest Rate Loan Balance(2) QTD Interest Income/Exit Fee (3) Outstanding Investments The Interlock(4) Atlanta, GA Mixed-use 300,000 sf 91% 1Q21 4Q24 15% $82,608 $2,273 Solis City Park II(5) Charlotte, NC Multifamily 250 units NA 3Q23(1) 1Q28 13% 22,265 670 Solis Gainesville II(5) Gainesville, GA Multifamily 184 units NA 2Q24 4Q26 14%(6) 11,545 593 Total $116,418 $3,536

19 GENERAL CONTRACTING & REAL ESTATE SERVICES $ IN THOUSANDS Adams Hill Apartments Greenville, SC Q1 2023 Q4 2022 Q3 2022 Q2 2022 Trailing 4 Quarters Revenue $84,238 $95,912 $69,024 $45,273 $294,447 Expense (81,170) (93,667) (66,252) (43,418) (284,507) Gross Profit $3,068 $2,245 $2,772 $1,855 $9,940 Operating Margin 3.6% 2.3% 4.0% 4.1% 3.4% Third-Party Backlog as of Q1 2023 Beginning Backlog $665,564 New Contracts 70,792 Work Performed (84,516) Ending Backlog $651,840

NET INCOME BY SEGMENT

$ in thousands

	Three Months Ended 3/31/2023						
	Office Real Estate	Retail Real Estate	Multifamily Real Estate	General Contracting and Real Estate Services	Real Estate Financing	Unallocated	Total
Revenues							
Rental Revenues	$19,574	$22,438	$14,206	-	-	-	$56,218
General Contracting and Real Estate Services Revenues	-	-	-	84,238	-	-	84,238
Interest Income	-	-	9	-	3,536	174	3,719
Total Revenues	19,574	22,438	14,215	84,238	3,536	174	144,175
Expenses							
Rental Expenses	5,103	3,564	4,293	-	-	-	12,960
Real Estate Taxes	2,095	2,207	1,110	-	-	-	5,412
General Contracting and Real Estate Services Expenses	-	-	-	81,170	-	-	81,170
Depreciation and Amortization	6,904	7,298	4,185	-	-	81	18,468
Amortization of Right-of-Use Assets - Finance Leases	-	210	67	-	-	-	277
General and Administrative Expenses	-	-	-	-	-	5,448	5,448
Impairment Charges	-	102	-	-	-	-	102
Total Expenses	14,102	13,381	9,655	81,170	-	5,529	123,837
Operating Income	5,472	9,057	4,560	3,068	3,536	(5,355)	20,338
Interest Expense	(3,689)	(4,479)	(3,037)	-	(1,097)	-	(12,302)
Change in Fair Value of Derivatives and Other	(660)	(1,070)	(217)	-	(500)	-	(2,447)
Unrealized Credit Loss Provision	-	-	-	-	(55)	(22)	(77)
Other Income (Expense), Net	-	84	(7)	-	-	16	93
Income Before Taxes	1,123	3,592	1,299	3,068	1,884	(5,361)	5,605
Income Tax Provision	-	-	-	-	-	(188)	(188)
Net Income	$1,123	$3,592	$1,299	$3,068	$1,884	($5,549)	$5,417

20

ACQUISITIONS & DISPOSITIONS

$ IN THOUSANDS

ARMADA HOFFLER

ACQUISITIONS

Properties	Location	Square Feet/Units	Purchase Price	Cash Cap Rate	Purchase Date	Anchor Tenants
2022		606,181 / 103 units	$299,450	6.2%		
Pembroke Square	Virginia Beach, VA	124,181	26,450	7.7%	4Q22	Fresh Market, Nordstrom Rack, DSW
Constellation Energy Building	Baltimore, MD	482,000 / 103 units	273,000 (1)	6.1%	1Q22	Constellation Energy Group
2021		412,075	$64,850	6.9%		
Greenbrier Square	Chesapeake, VA	260,710	36,500	6.3%	3Q21	Kroger, Homegoods, Dick's Sporting Goods
Overlook Village	Asheville, NC	151,365	28,350	7.7%	3Q21	T.J. Maxx|Homegoods, Ross
Total/Weighted Average		1,018,256 / 103 units	$364,300	6.4%		

DISPOSITIONS

Properties	Location	Square Feet/Units/Beds	Sale Price	Cash Cap Rate	Disposition Date	Anchor Tenants
2022		275,896 / 1,031 units/beds	$258,261	4.3%		
Sandbridge Outparcels	Virginia Beach, VA	7,233	3,455	4.5%	3Q22	Autozone, Valvoline
Annapolis Junction	Annapolis Junction, MD	416 units	150,000	4.2%	3Q22	
North Pointe Outparcels	Durham, NC	268,663	23,931	4.0%	2Q22	Costco, Home Depot
Summit Place	Charleston, SC	357 beds	37,800	4.8%	2Q22	
Hoffler Place	Charleston, SC	258 beds	43,075	4.1%	2Q22	
2021		128,105 / 568 beds	$90,265	5.2%		
Johns Hopkins Village	Baltimore, MD	568 beds	75,000	5.6%	4Q21	
Courthouse 7-Eleven	Virginia Beach, VA	3,177	3,065	4.5%	4Q21	7-Eleven
Socastee Commons	Myrtle Beach, SC	57,273	3,800	NA (2)	3Q21	
Oakland Marketplace	Oakland, TN	64,538	5,500	7.8%	1Q21	Kroger
Hanbury 7-Eleven	Chesapeake, VA	3,117	2,900	5.5%	1Q21	7-Eleven
Total/Weighted Average		404,001 / 1,599 units/beds	$348,526	4.5%		

(1) *Represents 100% of property value of which the Company owns a 90% economic interest.*
(2) *Anchor tenant vacant at time of sale.*

21

22 TOP 20 TENANTS BY ABR(1) $ IN THOUSANDS AS OF MARCH 31, 2023 (1) Excludes leases from the development and redevelopment properties that have been delivered, but not yet stabilized. (2) Per public sources. (3) Space has been released to Morgan Stanley. Commercial Portfolio Tenant Investment Grade Rating(2) Number of Leases Lease Expiration Annualized Base Rent % of Total Annualized Base Rent Constellation Energy Generation ✓ 1 2036 $14,575 8.0% Morgan Stanley ✓ 3 2028 - 2035 7,303 4.0% Harris Teeter/Kroger ✓ 6 2026 - 2035 3,766 2.1% Canopy by Hilton 1 2045 2,846 1.6% ABR Clark Nexsen 1 2029 2,801 1.5% WeWork 1 2034 2,180 1.2% Lowes Foods 2 2037 ; 2039 1,976 1.1% Franklin Templeton ✓ 1 2038 1,861 1.0% Duke University ✓ 1 2029 1,700 0.9% Huntington Ingalls Industries ✓ 1 2029 1,606 0.9% Dick's Sporting Goods ✓ 1 2032 1,553 0.8% PetSmart 5 2025 - 2027 1,527 0.8% TJ Maxx/Homegoods ✓ 5 2023 - 2027 1,519 0.8% Mythics 1 2030 1,285 0.7% Johns Hopkins Medicine(3) ✓ 1 2023 1,213 0.7% Amazon/Whole Foods ✓ 1 2040 1,144 0.6% Apex Entertainment 1 2035 1,134 0.6% Ross Dress for Less ✓ 3 2025 - 2027 1,122 0.6% Bed Bath & Beyond 2 2025 ; 2027 1,084 0.6% Regal Cinemas 2 MTM ; 2024 1,056 0.6% Top 20 Total $53,251 29.1%

23 LEASE SUMMARY (1) Excludes leases from properties in development. OFFICE Renewals For GAAP and Cash Releasing Spread Calc: Quarter Number of Leases Signed Net Rentable SF Signed GAAP Releasing Spread Cash Releasing Spread Wtd Average Lease Term Remaining (yrs) TI & LC TI & LC per SF Q1 2023 2 3,429 10.9% 1.7% 3.5 $8,385 $2.45 Q4 2022 3 200,712 6.1% 1.9% 7.2 3,435,248 17.12 Q3 2022 3 22,374 3.3% -3.1% 3.9 117,290 5.24 Q2 2022 3 7,654 13.1% 3.0% 4.6 14,127 1.85 Trailing 4 Quarters 11 234,169 6.1% 1.4% 6.7 $3,575,050 $15.27 New Leases(1) Quarter Number of Leases Signed Net Rentable SF Signed Cash Rent per SF Wtd Average Lease Term Remaining (yrs) TI & LC TI & LC per SF Q1 2023 3 20,751 $29.56 7.8 $1,487,872 $71.70 Q4 2022 3 49,719 30.86 9.6 5,023,164 101.03 Q3 2022 1 17,617 26.25 10.0 1,088,088 61.76 Q2 2022 4 18,884 24.20 6.2 595,169 31.52 Trailing 4 Quarters 11 106,971 $28.67 8.7 $8,194,293 $76.60 RETAIL Renewals For GAAP and Cash Releasing Spread Calc: Quarter Number of Leases Signed Net Rentable SF Signed GAAP Releasing Spread Cash Releasing Spread Wtd Average Lease Term Remaining (yrs) TI & LC TI & LC per SF Q1 2023 18 68,142 10.1% 6.8% 5.1 $713,574 $10.47 Q4 2022 8 109,384 10.3% 5.4% 5.6 485,589 4.44 Q3 2022 18 62,880 10.7% 5.8% 5.3 176,982 2.81 Q2 2022 20 217,381 9.9% 3.5% 7.5 416,696 1.92 Trailing 4 Quarters 64 457,787 10.2% 5.3% 6.4 $1,792,841 $3.92 New Leases(1) Quarter Number of Leases Signed Net Rentable SF Signed Cash Rent per SF Wtd Average Lease Term Remaining (yrs) TI & LC TI & LC per SF Q1 2023 12 40,681 $18.86 8.3 $1,168,512 $28.72 Q4 2022 2 6,620 28.09 9.5 833,566 125.92 Q3 2022 10 22,354 25.09 9.0 1,316,282 58.88 Q2 2022 11 40,190 18.62 8.2 1,248,190 31.06 Trailing 4 Quarters 35 109,845 $20.60 8.5 $4,566,550 $41.57

LEASE EXPIRATIONS[(1)]

AS OF MARCH 31, 2023

ARMADA HOFFLER

OFFICE

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	-	66,681	3.2%	$ -	-
M-T-M	1	0	-	20,400	-
2023	9	70,430	3.3%	1,949,197	3.2%
2024	13	141,894	6.7%	3,729,764	6.1%
2025	19	152,590	7.2%	4,778,333	7.8%
2026	10	49,398	2.3%	1,285,845	2.1%
2027	18	131,322	6.2%	3,719,004	6.1%
2028	14	113,036	5.4%	3,329,083	5.4%
2029	11	299,154	14.2%	8,197,243	13.4%
2030	10	149,487	7.1%	4,412,246	7.2%
2031	5	22,356	1.1%	628,533	1.0%
2032	3	6,214	0.3%	182,795	0.3%
2033	1	34,602	1.6%	1,055,361	1.7%
Thereafter	7	874,760	41.4%	28,019,618	45.7%
Total / Weighted Average	121	2,111,924	100.0%	$61,307,422	100.0%

RETAIL

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	-	63,743	1.6%	$ -	-
M-T-M	2	52,845	1.3%	378,726	0.5%
2023	29	117,037	3.000%	2,541,253	3.6%
2024	82	408,085	10.4%	7,699,942	10.8%
2025	94	501,116	12.8%	8,843,457	12.4%
2026	85	468,423	12.0%	9,535,795	13.3%
2027	73	459,946	11.7%	8,570,883	12.0%
2028	54	279,628	7.1%	5,921,931	8.3%
2029	36	136,235	3.5%	2,941,299	4.1%
2030	47	269,711	6.9%	5,926,280	8.3%
2031	30	271,334	6.9%	4,898,233	6.8%
2032	24	289,109	7.4%	4,688,572	6.6%
2033	19	75,541	1.9%	1,661,496	2.3%
Thereafter	23	523,056	13.5%	7,933,381	11.0%
Total / Weighted Average	598	3,915,809	100.0%	$71,541,248	100.0%

(1) *Excludes leases from properties in development and delivered, but not yet stabilized.*

24

25Town Center of Virginia Beach Virginia Beach, VA APPENDIX DEFINITIONS & RECONCILIATIONS

26 ANNUALIZED BASE RENT: For the properties in our retail & office portfolios, we calculate annualized base rent (“ABR”) by multiplying (a) monthly base rent (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) as of March 31, 2023, for in-place leases as of such date by (b) 12, and do not give effect to periodic contractual rent increases or contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under in-place leases as of March 31, 2023. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area, or other operating expenses. DEFINITIONS ADJUSTED FUNDS FROM OPERATIONS: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvement, leasing commission, and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, straight-line rents, cash ground rent payments for finance leases, the amortization of leasing incentives and above (below) market rents, and proceeds from government development grants, and payments made to purchase interest rate caps designated as cash flow hedges. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs. ANNUALIZED QUARTERLY RENT: For the properties in our multifamily portfolio, we calculate annualized quarterly rent (“AQR”) by multiplying (a) revenue for the quarter, by (b) 4.

27 NET OPERATING INCOME: We calculate Net Operating Income (“NOI”) as segment revenues less segment expenses. Segment revenues include rental revenues (base rent, expense reimbursements, termination fees, and other revenue) for our property segments, general contracting and real estate services revenues for our general contracting and real estate services segment, and interest income for our real estate financing segment. Segment expenses include rental expenses and real estate taxes for our property segments, general contracting and real estate services expenses for our general contracting and real estate services segment, and interest expense for our real estate financing segment. Segment NOI for the general contracting and real estate services and real estate financing segments is also referred to as segment gross profit. Other REITs may use different methodologies for calculating NOI, and, accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rent and the amortization of lease incentives and above/below market rents. DEFINITIONS FUNDS FROM OPERATIONS: We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding depreciation and amortization related to real estate, gains or losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates, and operating costs. Other equity REITs may not calculate FFO in accordance with the Nareit definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. NET RENTABLE SQUARE FOOTAGE: We define net rentable square footage for each of our retail & office properties as the sum of (a) the square footage of existing leases, plus (b) for available space, management’s estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association 1996 measurement guidelines.

28 DEFINITIONS OCCUPANCY: The occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases as of the last day of the quarter, divided by (b) net rentable square feet, expressed as a percentage. Occupancy for our multifamily properties is calculated as (a) average of the number of occupied units on the 20th day of each of the trailing three months from the reporting period end date, divided by (b) total units available as of such date, expressed as a percentage. Management believes that this methodology best captures the average monthly occupancy. NORMALIZED FUNDS FROM OPERATIONS: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by Nareit, adjusted for certain items, including but not limited to, acquisition, development and other pursuit costs, debt extinguishment losses, prepayment penalties, impairment of intangible assets and liabilities, mark-to-market adjustments on interest rate derivatives not designated as cash flow hedges, amortization of payments made to purchase interest rate caps designated as cash flow hedges, provision for unrealized non-cash credit losses, amortization of right-of-use assets attributable to finance leases, severance related costs, and other non-comparable items. Management believes that the computation of FFO in accordance with Nareit’s definition includes certain items that are not indicative of the results provided by our operating property portfolio and affect the comparability of our year-over-year performance. Accordingly, management believes that Normalized FFO is a more useful performance measure. Our calculation of Normalized FFO differs from Nareit’s definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs’ Normalized FFO. PROPERTY/STABILIZED PROPERTY ADJUSTED EBITDA: We calculate Property Adjusted EBITDA as EBITDA coming solely from our operating properties. When referring to Stabilized Property Adjusted EBITDA, we exclude certain items, including, but not limited to, the impact of redevelopment and development pipeline projects that are still in lease-up. We generally consider a property to be stabilized upon the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. Management believes that Stabilized Property Adjusted EBITDA provides useful supplemental information to investors regarding our properties’ recurring operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Stabilized Property Adjusted EBITDA or similarly titled measures.

29 DEFINITIONS STABILIZED PROPERTY DEBT: We calculate Stabilized Property Debt as our total debt secured by our stabilized properties, excluding loans associated with our development pipeline and our unsecured line of credit. TOTAL ADJUSTED EBITDA: We calculate Total Adjusted EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property, impairment of real estate assets, debt extinguishment losses, non-cash stock compensation and mark-to-market adjustments on interest rate derivates, other one-time adjustments including non-recurring bad debt and termination fees. Management believes Total Adjusted EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. SAME STORE PORTFOLIO: We define same store properties as those that we owned and operated and that were stabilized for the entirety of both periods compared. We generally consider a property to be stabilized upon the earlier of: (i) the quarter after the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. Finally, any property classified as Held for Sale is not considered stabilized.

PROPERTY PORTFOLIO

AS OF MARCH 31, 2023

ARMADA HOFFLER

Retail Properties - Stabilized	Location	Year Built / Redeveloped	Net Rentable SF	Occupancy[1]	ABR[1]	ABR per Occupied SF[1]	Anchor Tenant(s)
Town Center of Virginia Beach							
249 Central Park Retail	Virginia Beach, VA	2004	92,264	100.0%	$2,591,278	$28.09	Cheesecake Factory, Brooks Brothers
Apex Entertainment	Virginia Beach, VA	2002/2020	103,335	100.0%	1,587,919	15.37	Apex Entertainment, USI
Columbus Village	Virginia Beach, VA	2013/2020	62,207	100.0%	1,899,747	30.54	Barnes & Noble, CAVA, Shake Shack, Five Below, Ulta
Columbus Village II	Virginia Beach, VA	1996	92,061	96.7%	975,258	10.95	BB&B, Regal
Commerce Street Retail	Virginia Beach, VA	2008	19,173	100.0%	969,945	50.59	Yard House
Fountain Plaza Retail	Virginia Beach, VA	2004	35,961	93.7%	1,102,955	32.72	Ruth's Chris, Nando's
Pembroke Square	Virginia Beach, VA	1966/2015	124,181	100.0%	2,096,262	16.88	Fresh Market, Nordstrom Rack, DSW
Premier Retail	Virginia Beach, VA	2018	39,015	86.8%	1,140,886	33.70	Williams Sonoma, Pottery Barn
South Retail	Virginia Beach, VA	2002	38,515	100.0%	1,020,400	26.49	lululemon, free people, CPK
Studio 56 Retail	Virginia Beach, VA	2007	11,594	100.0%	407,396	35.14	Rocket Title, Legal Sea Foods
Grocery Anchored							
Broad Creek Shopping Center[2]	Norfolk, VA	2001	121,504	95.7%	$2,221,509	$19.10	Food Lion, PetSmart
Broadmoor Plaza	South Bend, IN	1980	115,059	98.2%	1,355,288	12.00	Kroger
Brooks Crossing Retail	Newport News, VA	2016	18,349	71.8%	200,491	15.22	Various Small Shops (grocery shadow)
Delray Beach Plaza[2]	Delray Beach, FL	2021	87,207	98.0%	2,947,717	34.47	Whole Foods
Greenbrier Square	Chesapeake, VA	2017	260,710	98.9%	2,579,250	10.00	Kroger, Homegoods, Dick's Sporting Goods
Greentree Shopping Center	Chesapeake, VA	2014	15,719	92.6%	325,511	22.36	Various Small Shops (grocery shadow)
Hanbury Village	Chesapeake, VA	2009	98,638	100.0%	2,017,025	20.45	Harris Teeter
Lexington Square	Lexington, SC	2017	85,440	98.3%	1,901,565	22.64	Lowes Foods
Market at Mill Creek	Mt. Pleasant, SC	2018	80,319	100.0%	1,899,536	23.65	Lowes Foods
North Pointe Center	Durham, NC	2009	226,083	100.0%	2,943,927	13.02	Harris Teeter
Parkway Centre	Moultrie, GA	2017	61,200	100.0%	854,470	13.96	Publix
Parkway Marketplace	Virginia Beach, VA	1998	37,804	100.0%	793,096	20.98	Rite Aid (grocery shadow)
Perry Hall Marketplace	Perry Hall, MD	2001	74,256	100.0%	1,287,496	17.34	Safeway
Sandbridge Commons	Virginia Beach, VA	2015	69,417	100.0%	943,568	13.59	Harris Teeter
Tyre Neck Harris Teeter[2]	Portsmouth, VA	2011	48,859	100.0%	559,948	11.46	Harris Teeter
Retail Centers							
Dimmock Square	Colonial Heights, VA	1998	106,166	87.7%	$1,687,988	$18.13	Best Buy, Old Navy
Harrisonburg Regal	Harrisonburg, VA	1999	49,000	100.0%	717,850	14.65	Regal Cinemas
Marketplace at Hilltop[2]	Virginia Beach, VA	2001	116,953	100.0%	2,812,159	24.05	Total Wine, Panera, Chick-Fil-A
Nexton Square	Summerville, SC	2020	133,608	100.0%	3,500,402	26.20	Various Small Shops
North Hampton Market	Taylors, SC	2004	114,954	97.9%	1,508,785	13.40	PetSmart, Hobby Lobby
Overlook Village	Asheville, NC	1990	151,365	100.0%	2,220,670	14.67	T.J. Maxx|Homegoods, Ross
Patterson Place	Durham, NC	2004	160,942	97.9%	2,478,042	15.73	BB&B, PetSmart, DSW
Providence Plaza	Charlotte, NC	2008	103,118	98.8%	3,043,153	29.86	Cranfill, Sumner & Hartzog, Chipotle
Red Mill Commons	Virginia Beach, VA	2005	373,808	97.5%	6,938,727	19.05	Homegoods, Walgreens
Southgate Square	Colonial Heights, VA	2016	260,131	100.0%	3,780,869	14.53	Burlington, PetSmart, Michaels, Conn's
South Square	Durham, NC	2005	109,590	100.0%	1,991,444	18.17	Ross, Petco, Office Depot
Southshore Shops	Chesterfield, VA	2006	40,307	95.0%	798,976	20.86	Buffalo Wild Wings
Wendover Village	Greensboro, NC	2004	176,997	98.8%	3,439,740	19.68	T.J. Maxx, Petco, Beauty World
Total Retail Portfolio			3,915,809	98.4%	$71,541,248	$18.57	

30

(1) *See appendix for definitions.*
(2) *The Company leases all or a portion of the land underlying this property pursuant to a ground lease.*

PROPERTY PORTFOLIO CONT.

AS OF MARCH 31, 2023

ARMADA HOFFLER

Office Properties- Stabilized	Location	Net Rentable SF	Year Built	Occupancy[1]	ABR[1]	ABR per Occupied SF[1]	Anchor Tenant(s)
Town Center of Virginia Beach							
4525 Main Street	Virginia Beach, VA	235,088	2014	100.0%	$7,167,416	$30.49	Clark Nexsen, Anthropologie, Mythics
Armada Hoffler Tower[3]	Virginia Beach, VA	315,916	2002	98.7%	9,601,295	30.78	AHH, Troutman Pepper, Williams Mullen, Morgan Stanley
One Columbus	Virginia Beach, VA	129,066	1984	98.3%	3,266,707	25.74	Truist, HBA
Two Columbus	Virginia Beach, VA	108,460	2009	100.0%	2,807,002	25.88	Hazen & Sawyer, Fidelity
Harbor Point - Baltimore Waterfront							
Constellation Office	Baltimore, MD	482,317	2016	97.1%	$15,183,881	$32.42	Constellation Energy Group
Thames Street Wharf[3]	Baltimore, MD	263,426	2010	100.0%	7,771,908	29.50	Morgan Stanley, JHU Medical
Wills Wharf[2]	Baltimore, MD	327,991	2020	90.8%	9,077,626	30.49	Canopy by Hilton, Transamerica, RBC, Franklin Templeton
Other							
Brooks Crossing Office	Newport News, VA	98,061	2019	100.0%	$1,925,167	$19.63	Huntington Ingalls Industries
One City Center	Durham, NC	151,599	2019	89.3%	4,506,420	33.27	Duke University, WeWork
Stabilized Office Total		2,111,924		96.8%	$61,307,422	$29.98	

Multifamily Properties- Stabilized	Location	Units	Year Built / Redeveloped	Occupancy[1]	AQR[1]	Monthly AQR per Occupied Unit
Town Center of Virginia Beach						
Encore Apartments	Virginia Beach, VA	286	2014	95.2%	$5,640,696	$1,726
Premier Apartments	Virginia Beach, VA	131	2018	96.4%	2,878,212	1,899
The Cosmopolitan[4]	Virginia Beach, VA	342	2006/2020	95.8%	8,555,652	2,176
Harbor Point - Baltimore Waterfront						
1405 Point[2][4]	Baltimore, MD	289	2018	95.5%	$8,479,008	$2,560
1305 Dock Street	Baltimore, MD	103	2016	95.1%	2,965,164	2,523
Other						
Edison Apartments[4]	Richmond, VA	174	2014	96.0%	$3,068,604	$1,531
Greenside Apartments	Charlotte, NC	225	2018	96.1%	4,703,052	1,813
Liberty Apartments[4]	Newport News, VA	197	2013	91.9%	3,471,372	1,598
Smith's Landing[2]	Blacksburg, VA	284	2009	98.0%	5,655,216	1,693
Gainesville Apartments	Gainesville, GA	223	2022	95.7%	4,847,124	1,893
Multifamily Total		2,254		95.7%	$50,264,100	$1,943

(1) See appendix for definitions.

(2) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.

(3) The Company occupies 55,390 square feet at these two properties at an ABR of $1.9M, or $34.20 per leased square foot, which are reflected in this table. The rent paid by us is eliminated in accordance with GAAP in the consolidated financial statements.

(4) The ABR for Liberty, Cosmopolitan, Edison, and 1405 Point excludes approximately $0.3M, $1.1M, $0.3M and $0.5M, respectively, from ground floor retail leases.

31

RECONCILIATION OF DEBT & EBITDA

$ IN THOUSANDS

ARMADA HOFFLER

	Three Months Ended			
	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Property Net Operating Income	$37,846	$37,689	$35,542	$36,702
Property Other Income (Expense), Net	(47)	(120)	(30)	(190)
Amortization of Right-of-Use Assets	(277)	(277)	(278)	(277)
Impairment of Intangible Assets and Liabilities	(102)	(83)	-	(85)
Property Adjusted EBITDA	$37,420	$37,209	$35,234	$36,150
Acquisition	-	217	-	-
Disposition	-	-	(368)	(496)
Development	(636)	(12)	-	(771)
Stabilized Portfolio Adjusted EBITDA	$36,784	$37,414	$34,866	$34,883
Construction Gross Profit	3,068	2,245	2,772	1,855
Corporate G&A	(5,308)	(3,451)	(3,708)	(3,446)
Non-Cash Stock Comp	1,846	562	614	506
Acquisition, Development & Other Pursuit Costs	-	-	-	(26)
Interest Income	3,709	6,562	3,487	3,350
Other Income (Expense), Net	10	28	5	89
Add Back: Unstabilized Development	636	12	-	771
Total Adjusted EBITDA	$40,745	$43,372	$38,036	$37,982
Stabilized Property Debt	582,084	584,502	684,704	768,852
Add Unsecured Property Debt	219,304	207,103	-	-
Stabilized Portfolio Debt	$801,388	$791,605	$684,704	$768,852
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDA	5.4x	5.3x	4.9x	5.5x
Total Debt(1)	1,117,424	1,073,132	1,042,955	1,165,108
Cash	(36,436)	(51,865)	(59,565)	(76,412)
Net Debt	$1,080,988	$1,021,267	$983,390	$1,088,696
Net Debt Plus Ancillary Debt/Total Adjusted EBITDA	6.6x	5.9x	6.5x	7.2x
Preferred	171,085	171,085	171,085	171,085
Net Debt + Preferred	$1,252,073	$1,192,352	$1,154,475	$1,259,781
Net Debt + Preferred /Total Adjusted EBITDA	7.7x	6.9x	7.6x	8.3x

(1) *Excludes GAAP adjustments.*

32

33 QUARTER TO DATE(1) $ IN THOUSANDS AS OF MARCH 31, 2023 CAPITAL EXPENDITURES (1) Excludes activity related to held for sale, acquired, and/or disposed properties. (2) Represents recurring capital expenditures. Leasing Commissions Lease Incentive Tenant Improvements Land Improvements(2) Building Improvements(2) Fixtures & Equipment(2) Total Second Generation Capex Retail $330 $20 $2,239 $224 $2,225 - $5,038 Office 313 - 552 - 620 - 1,485 Multifamily 6 - - 27 392 235 660 Total Portfolio $649 $20 $2,791 $251 $3,237 $235 $7,183

34 RECONCILIATION TO PROPERTY PORTFOLIO NOI $ IN THOUSANDS (1) Includes expenses associated with the Company’s in-house asset management division. Three months ended 3/31 2023 2022 Office Same Store Rental revenues $10,750 $10,175 Property expenses 3,997 3,562 NOI 6,753 6,613 Non-Same Store NOI(1) 5,623 4,766 Segment NOI $12,376 $11,379 Retail Same Store Rental revenues $21,760 $21,131 Property expenses 5,297 5,441 NOI 16,463 15,690 Non-Same Store NOI(1) 204 1 Segment NOI $16,667 $15,691 Multifamily Same Store Rental revenues $11,281 $10,721 Property expenses 4,244 4,023 NOI 7,037 6,698 Non-Same Store NOI(1) 1,766 2,794 Segment NOI $8,803 $9,492 Total Property Portfolio NOI $37,846 $36,562

RECONCILIATION TO GAAP NET INCOME

ARMADA HOFFLER

$ IN THOUSANDS

	Three Months Ended 3/31/2023						
	Office[1]	Retail[1]	Multifamily[1]	Total Rental Properties	General Contracting & Real Estate Services[2]	Real Estate Financing[3]	Total
Segment revenues	$ 19,574	$ 22,438	$ 14,206	$ 56,218	$ 84,238	$ 3,536	$ 143,992
Segment expenses	7,198	5,771	5,403	18,372	81,170	1,097	100,639
Net operating income	$ 12,376	$ 16,667	$ 8,803	$ 37,846	$ 3,068	$ 2,439	$ 43,353
Depreciation and amortization							(18,468)
General and administrative expenses							(5,448)
Acquisition, development and other pursuit costs							-
Impairment charges							(102)
Gain (loss) on real estate dispositions							-
Interest income							183
Interest expense							(11,205)
Loss on extinguishment of debt							-
Unrealized credit loss release (provision)							(77)
Amortization of right-of-use assets - finance leases							(277)
Change in fair value of derivatives and other							(2,447)
Other income (expense)							93
Income tax benefit (provision)							(188)
Net income							$ 5,417
Net loss (income) attributable to noncontrolling interest in investment entities							(154)
Preferred stock dividends							(2,887)
Net income attributable to AHH and OP unitholders							$ 2,376

1) *Segment net operating income for the office, retail, and multifamily segments is calculated as rental revenues, less rental expenses and rental taxes.*
2) *Segment gross profit for the general contracting & real estate services segment is calculated as general contracting and real estate services revenues, less general contracting and real estate services expenses.*
3) *Segment gross profit for the real estate financing segment is calculated as interest income, less interest expense.*

35

36 RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA $ IN THOUSANDS Three Months Ended 3/31/2023 12/31/2022 9/30/2022 6/30/2022 Net income attributable to common stockholders and OP unitholders $2,376 $11,517 $33,899 $27,752 Excluding: Depreciation and amortization 18,468 18,109 17,527 18,781 Loss (gain) on real estate dispositions - (42) (33,931) (19,493) Impairment of real estate assets - - - 201 Income tax provision (benefit) 188 (5) 181 (20) Interest expense 12,302 10,933 10,345 9,371 Change in fair value of derivatives and other 2,447 (1,186) (782) (2,548) Preferred dividends 2,887 2,887 2,887 2,887 Loss on extinguishment of debt - 475 2,123 618 Unrealized credit loss provision (release) 77 (232) (42) 295 Investment Entities 154 137 5,583 128 Non-cash stock compensation 1,846 562 614 506 Adjusted EBITDA $40,745 $43,155 $38,404 $38,478 Dispositions - - (368) (496) Acquisitions (full quarter) - 217 - - Total Adjusted EBITDA $40,745 $43,372 $38,036 $37,982 Construction Gross Profit (3,068) (2,245) (2,772) (1,855) Corporate G&A 5,308 3,451 3,708 3,446 Non-Cash Stock Comp (1,846) (562) (614) (506) Acquisition, Development & Other Pursuit Costs - - - 26 Interest income (3,709) (6,562) (3,487) (3,350) Other income (expense), net (10) (28) (5) (89) Add Back: Unstabilized Development (636) (12) - (771) Stabilized Portfolio Adjusted EBITDA $36,784 $37,414 $34,866 $34,883 Acquisition - (217) - - Disposition - - 368 496 Development 636 12 - 771 Property Adjusted EBITDA $37,420 $37,209 $35,234 $36,150